SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                                  MAY 24, 1996


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                   0-13941                         95-3525565
           (Commission File Number)    (IRS Employer Identification No.)


             16215 ALTON PARKWAY
              IRVINE, CALIFORNIA                     92718
   (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



ITEM 5.  OTHER EVENTS

On May 16, 1996, Mr. Hoon Choo resigned as a director of AST Research, Inc. (the "Company"). Mr. Hyeon-Gon Kim was nominated by Samsung as a replacement for Mr. Choo and Mr. H.G. Kim was elected a director effective May 16, 1996.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)


                              By     /s/ JOSEPH E. NORBERG

                                     Joseph E. Norberg
                                     Senior Vice President
                                     and Chief Financial Officer

Date:  May 24, 1996